PALMETTO REAL ESTATE TRUST
                                 45 LIBERTY LANE
                              GREENVILLE, SC 29607

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 29, 1997

         TO:  SHAREHOLDERS OF PALMETTO REAL ESTATE TRUST:

     NOTICE IS HEREBY GIVEN that the Annual meeting of the shareholders of Palmetto Real Estate Trust (hereinafter sometimes referred to as the "Trust") will be convened at the Poinsett Club, 807 East Washington Street, Greenville, South Carolina on Thursday, May 29, 1997 at 11:30 a.m., E.D.T., for the following purposes:

          (1) To elect eight (8) Trustees for the governing body of the Trust until the next Annual Meeting or until their successors are duly elected and qualified in accordance with the provisions of the Trust.

          (2) Appointment of certified public accountants for fiscal year 1997 in accordance with information presented at the meeting.

          (3) To transact such further business as may properly come before the meeting or any adjournment thereof.

     NOTICE IS FURTHER GIVEN that the Board of Trustees has fixed the close of business on May 1, 1997 as the record date for the determination of shareholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting in person. In the event you are unable to do so, it would be appreciated if you would sign and return the enclosed form of Proxy in the accompanying envelope which requires no postage if mailed in the United States.

                               By Order of the Board of Trustees

                               S/S Melvin K. Younts

                               Melvin K. Younts, Secretary
May 5, 1997

IT IS IMPORTANT THAT YOUR SHARE IS REPRESENTED AT THE ANNUAL MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

SHAREHOLDERS MAY REVOKE A PROXY UPON DELIVERY TO THE SECRETARY OF THE COMPANY OF A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. SHAREHOLDERS MAY ALSO REVOKE A PROXY BY ATTENDING THE ANNUAL MEETING OF SHAREHOLDERS AND VOTING IN PERSON.

                           PALMETTO REAL ESTATE TRUST
                                45 LIBERTY LANE
                              GREENVILLE, SC 29607

                                PROXY STATEMENT

     This Proxy Statement is furnished to the shareholders of Palmetto Real Estate Trust (the Trust) in connection with the solicitation of proxies for the Annual Meeting of shareholders to be held at the Poinsett Club, 807 East Washington Street, Greenville, South Carolina on Thursday, May 29, 1997, at 11:30 a.m., E.D.T.

                      SOLICITATION AND REVOCATION OF PROXY

     The Proxy accompanying this Proxy Statement is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST for use at such annual meeting of shareholders or any adjournment or adjournments thereof. The Trust does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Trust or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

     The shares represented by the accompanying proxy will be voted if the proxy is properly signed and received by the Trust prior to the time of the annual meeting. Where specific instruction is given on any proxy to vote on any matter to come before the meeting, the proxy will be voted in accordance with such instructions. If no such instruction is given, the proxy will be voted "FOR" the eight nominees to the Board of Trustees named herein, the independent auditors and any other discretionary matter which lawfully comes before the meeting. Any such proxy submitted hereunder shall be subject to revocation at the option of the person executing the same by written notification to the Secretary at any time prior to exercise, and the voting thereof shall be suspended if the person giving the same attends the meeting and elects to vote in person. Any proxy granted may also be revoked by the shareholder later granting a subsequently dated proxy to any other person entitled to vote at the meeting.

                           PROXY SOLICITATION COST

     The expense in connection with the solicitation of proxies, including the cost of preparing, assembling and mailing this Proxy Statement and the related material, will be borne by the Trust.

                               VOTING RIGHTS

     Pursuant to the provisions of the governing instrument of the Trust (the Declaration of Trust), the Trustees have fixed May 1, 1997 as the record date for the determination of shareholders entitled to receive notice of, and to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to such notice and to vote at said meeting.

     The voting securities of the Trust outstanding at the close of business on May 1, 1997 consisted of 1,770,006 shares of Beneficial Interest with par value of $1.00 per share, each of which is entitled to one vote. The presence, in person or by proxy of the holders of thirty (30%) percent of the shares entitled to vote at said meeting is necessary for a quorum. As of May 1, 1997, the Trust held in possession 57,272 treasury shares not included in the above total indicated as issued and outstanding. The treasury stock is not voting stock.

     In accordance with Section 2.2 of the Declaration of Trust, all shareholders have an absolute right of cumulative voting at the time of election of Trustees. Other than marking the ballot accordingly in order that same can be properly verified by the vote counter, upon compliance with the provisions of Section 2.2, a shareholder who desires to cumulate votes by utilizing the proxy shall conspicuously indicate his intention on the proxy form and attach a brief explanation as to exactly how he wishes his vote cast so that the proxy committee can vote same at the annual meeting. Additionally, if a shareholder votes "FOR" and grants discretionary authority on the proxy form, the proxyholder, including any present member of the Board of Trustees, is entitled to cumulate votes for the nominees of his choice by following the procedure outlined herein.

     Section 2.2 requires that each shareholder entitled to vote at an annual meeting of shareholders for the election of Trustees shall have the right to cumulate his votes either (1) by giving to one candidate as many votes as shall equal the number of Trustees who are to be elected multiplied by the number of shares owned by such shareholder, or (2) by distributing his votes on the same principle among any number of candidates. The candidates receiving the highest number of votes up to the number of Trustees to be elected shall be elected. A shareholder who intends to vote his shares cumulatively for Trustees as provided above shall either (1) give written notice of such intention to the Chairman or Secretary of the Trust not less than forty-eight (48) hours before the time fixed for the meeting, or (2) announce his intention at such meeting before the voting for Trustees shall commence; upon notice given either way, all shareholders are entitled to cumulate their votes. If a shareholder intending to cumulate his vote gives notice at the meeting, the person presiding may, or if requested by any shareholder, recess the meeting for a period not to exceed two hours.

                            PRINCIPAL SHAREHOLDERS

     In accordance with Securities and Exchange Commission regulations, the Trust must disclose the principal shareholders of the Trust, which is defined as any shareholder who owns beneficially (5%) percent or more of the outstanding voting shares of beneficial interest which is the only class of stock outstanding. As of May 1, 1997, there were four such shareholders whose beneficial ownership of stock is summarized as follows:

     NAME                 SHARES BENEFICIALLY OWNED               PERCENTAGE
     ----                 -------------------------               ----------
Melvin K. Younts
Fountain Inn, SC                        111,680                        6.3%

John A. Kuhne  *                        485,953                       27.5%
Greenville, SC

Billy B. Huskey
Greenville, SC                          100,000                        5.6%

Ted D. Smith
Greenville, SC                          100,000                        5.6%

* Belk Simpson Company, Inc. owns 483,603 shares and Mr. Kuhne, as President of Belk Simpson Company, Inc., votes these shares.

     The above shareholders have both the sole voting and investment power with regard to all shares beneficially owned. Melvin K. Younts is at present a Trustee of the Trust, and furthermore, is a nominee to be re-elected as a Trustee of the Trust for the coming fiscal year. There are no "control person(s)", either Trustee or shareholder, connected with the Trust as defined under the Securities Act of 1933; Regulation C, Rule 405(F).


                            OWNERSHIP OF MANAGEMENT

     The contracted Manager, Billy A. Franks, owns 6,203 shares of common stock registered in the name of B.A. Franks.

                                ANNUAL REPORT

     The Annual Report of the Trust for the year 1996 with comparisons to 1995, including financial statements, is mailed simultaneously to the shareholder. No part of such Annual Report shall be regarded as proxy soliciting material or as a communication by means of which any solicitation is being or is to be made.

                             ELECTION OF TRUSTEES

     The governing By-Laws and Declaration of Trust provide for the number on the Board of Trustees to be determined by the Trustees. The original Trustees of the Declaration of Trust number ten (10) but the Trustees unanimously agreed to increase that number to twelve (12) during the year 1976. The Trustees unanimously agreed to decrease the number to eleven (11) during 1977, and unanimously agreed to continue to elect eleven (11) Trustees for the next year. During the first part of 1991, the Trustees unanimously agreed to reduce the Board of Trustees to nine (9). During 1992, the Trustees unanimously agreed to reduce the Board of Trustees to seven (7). Seven (7) Trustees were elected at the Annual Meeting of Shareholders in 1993. At the Annual Trustees meeting in 1993, the number of Trustees was increased by unanimous vote to eight (8) and this remains to date.

     The term of office of the eight (8) Trustees presently serving the Trust shall expire on the date of the Annual Meeting and their successors shall be duly elected at the Annual Meeting to serve until the next meeting or until their successors shall be duly elected and qualified.


                         BOARD OF TRUSTEE AFFILIATIONS

     Melvin K. Younts is a partner of Younts, Alford, Brown & Goodson, Attorneys, who serve as legal counsel for the Trust.

                             NOMINEES FOR TRUSTEES

     The names of the Trustees are listed opposite for whom the proxy solicited will be voted unless such authority is withheld. The following table sets forth the name, age, office held, year elected, number of shares beneficially owned, the percentage of total shares outstanding beneficially owned, and their principal occupation.

     Each nominee for Director has indicated that he is willing and able to serve as a Director if elected. However, if any nominee should become unable to serve or will not serve, the persons named on the enclosed proxy card will vote for such other nominees and substitute nominees as designated by the Board of Directors.

                                                     SHARES
 NOMINEES AND                  OFFICE      YEAR      BENEFICIALLY               PRINCIPAL
 TRUSTEES           AGE        HELD        ELECTED   OWNED        PERCENTAGE    OCCUPATION
 ------------       ---        ------      -------   -------      ----------    ----------
Melvin K. Younts     67      Secretary -     1971    111,680          6.3%      Partner-Younts, Alford, Brown
Fountain Inn, SC             Treasurer                                          and Goodson, Attorneys
                                                                                Greenville, SC

James A. Boling      71      Chairman        1971     73,142          4.1%      Agent - State Farm Ins. Co.
Greenville, SC                                                                  Greenville, SC

Williams J. Ables    74      President       1988     31,368          1.8%      Retired Dist. Sales Manager
Greenville, SC                                                                  State Farm Insurance Company
                                                                                Greenville, SC

S. Hunter Howard, Jr. 43                     1988     29,941          1.7%      Pres. & Chief Ex. Officer -
Columbia, SC                                                                    South Carolina Chamber of
                                                                                Commerce
                                                                                Columbia, SC

Welch M. Bostick, Jr. 57                     1996        500         .001%      Senior Vice Pres.-Finance
Greenville, SC                                                                  Belk Simpson Company
                                                                                Greenville, SC

R. Riggie Ridgeway   51                      1993        500          .001%     Executive Vice President
Easley, SC                                                                      The Peoples National Bank
                                                                                Easley, SC

Gary S. Thompson, Jr. 50     Vice-President  1994        500          .001%     Owner-Employee Benefits and
Greenville, SC                                                                  Investment Services
                                                                                Greenville, SC

C. Laney Younts       32                     1990      7,814          .004%     Pres.-Commercial Mortgage
Greenville, SC                                                                  Corp.
                                                                                First State Mortgage Bankers
                                                                                Greenville, SC

NOTES:  1.  There has been no change in principal occupation or employment of any Director or Officer during the past five (5) years.
        2.  All Nominees have the sole voting and investment power with regard to all shares beneficially owned.


                                        5


                               EXECUTIVE COMMITTEE

           The Executive Committee consists of four (4) members of the Board of Trustees. The Executive Committee is elected by the Board of Trustees who has in the past elected the Chairman, President, Vice-President and Secretary-Treasurer to act as the Executive Committee. This committee acts on all matters necessary for the benefit of the Trust in the absence of the full Board. It conducts all the necessary functions in matters needed for maintaining and generating the business of the Trust. The Executive Committee meets more often than the Board of Trustees. These meetings are recorded and the minutes transcribed and sent to each Trustee.

                                 AUDIT COMMITTEE

           The Board of Trustees also elects an Audit Committee to oversee the financial matters of the Trust. This committee consisted of Gary S. Thompson, Jr., Hunter Howard, Jr., and James A. Boling during the year 1996. This committee is responsible for reviewing and overseeing all the financial information and reports of the Trust. Furthermore, this committee makes financial recommendations and implements the financial recommendations by the Board of Trustees.


                                  REMUNERATION

           During the fiscal year ended December 31, 1996, a total of $5,100.00 was received by the Trustees for the Trustee Meetings, Executive Committee Meetings and Audit Committee Meetings held during 1996. Trustees are paid on the basis of Three Hundred Dollars ($300.00) per meeting attended or as any designated and authorized service directed by the Trustees involving a part of, or, an entire day. There was no other compensation paid any Trustee for service in such capacity. In addition to the above remuneration received by the Trustees, as stated above, Billy A. Franks received, as independent contractor, $29,100.00 in 1996 as a fee for acting as Managing Agent for the Trust. There was no compensation or remuneration paid to any officer of the Trust for services rendered during the fiscal year except the law firm of Younts, Alford, Brown & Goodson, of which Melvin K. Younts is a partner. The sum of $2,405.94 was paid to this firm for legal services rendered. All Trustees attended at least 75% of the Trustee and Committee Meetings held during 1996. Trustees were not paid any other expense during 1996. There are no nominating or compensation committees.

                         INDEPENDENT PUBLIC ACCOUNTANTS

           The firm of Crisp Hughes and Co., L.L.P., was elected at the 1996 Annual Shareholders Meeting as the independent public accountants for the Trust. Representatives of this firm are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions raised orally at the meeting. There were no substantial non-audit fees paid to Crisp Hughes & Co. L.L.P., during the fiscal year 1996, the fees being for the quarterly and annual reports and income tax returns. The only non-audit fees paid were for preparation of corporate tax returns, 10-K's, I0-Q's and the fees amounted to less than one third (1/3) of the total fees. The total fees paid to Crisp Hughes & Co. L.L.P.
    during 1996 were $20,240.00.

                           STOCK OPTIONS - RETIREMENT

    There are no stock options or retirement plans involving the Trust or benefiting any Trustee, Officer, Director, or employee of the Trust.

                           TRANSACTIONS WITH TRUSTEES

    During the fiscal year ended December 31, 1996, there have been no other transactions with any of the Trustees or their families on any matters of acquisitions, sales or otherwise, than those listed in the above paragraph.

                                   PERFORMANCE

         The following information compares the Trust profits and dividends for the past five (5) years:

                YEAR                  NET EARNINGS              DIVIDENDS PAID
                ----                  ------------              --------------
                1992                       .115                     .140
                1993                       .200                     .1525
                1994                       .209                     .2175
                1995                       .253                     .205
                1996                       .210                     .225

    The shares of the Trust are not listed on any stock exchange. The shares are considered to be over the counter trades. However, there were not any known over the counter transactions during 1996. In the past, shareholders have notified the Trust office of a desire to sell and purchasers have been located to acquire the stock offered for sale. The price has been determined between the parties. The sell price of shares for the past five (5) years, to the knowledge of the Trust office has been to-wit:
                             YEAR                    PRICE
                             ----                    -----
                             1992                    $1.25
                             1993                    $1.25
                             1994                    $1.75
                             1995                    $2.50
                             1996                    $2.50

                            PROPOSAL OF SHAREHOLDERS

           If any shareholder has a proposal which they desire to have included for consideration at the next annual meeting to be held in May or June of 1998, the said shareholder must submit the proposal in writing to the Board of Trustees no later than January 30, 1998.

                                 SHAREHOLDER PROPOSALS

           There are no proposals filed by a shareholder for consideration at the annual meeting.

                                      OTHER MATTERS

           As of the date of this Proxy Statement, the Trustees know of no business other than the election of eight (8) Trustees and the appointment of the auditor at the annual meeting. If other business is properly presented for action at said meeting, the proxies with respect hereto will be voted in accordance with the discretion of the proxyholders.

    May 5, 1997                            By Order of the Board of Directors


                AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

    A COPY OF THE ANNUAL REPORT OF THE TRUST IS BEING MAILED AND SUPPLIED SIMULTANEOUSLY WITH THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE TRUST WILL PROVIDE TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE REMAINDER OF THE FINANCIAL STATEMENTS AND INFORMATION CONTAINED IN FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST SHOULD BE ADDRESSED TO: PALMETTO REAL ESTATE TRUST, 45 LIBERTY LANE, GREENVILLE, SOUTH CAROLINA 29607

                TRUSTEES


                William J. Ables
                James A. Boling
                Welch M. Bostick, Jr.
                S. Hunter Howard, Jr.
                R. Riggie Ridgeway
                Gary S. Thompson, Jr.
                C. Laney Younts
                Melvin K. Younts


                OFFICERS

                James A. Boling, Chairman
                William J. Ables, President
                Gary S. Thompson, Jr., Vice President
                Melvin K. Younts, Secretary-Treasurer


                AUDITORS

                Crisp Hughes & Co., L.L.P.
                P. 0. Box 25849
                Greenville, SC 29616


                ATTORNEYS

                Younts, Alford, Brown & Goodson
                P. 0. Box 566
                Fountain Inn, SC 29644


                TRANSFER AGENT

                Palmetto Real Estate Trust


                INDEPENDENT MANAGING CONTRACTOR

                Billy A. Franks

                           PALMETTO REAL ESTATE TRUST
                                 45 LIBERTY LANE
                              GREENVILLE, SC 29607

                            PROXY FOR ANNUAL MEETING
                                   MAY 29, 1997


     The undersigned, revoking all previous proxies, appoints Hunter Howard, Jr., Trustee, and Melvin K. Younts, Secretary-Treasurer, or either of them or

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


their attorneys and agents with power of substitution in each of them for and in behalf of the undersigned, to vote as proxy at the Annual Meeting of the shareholders of Palmetto Real Estate Trust, to be held at the Poinsett Club, 807 East Washington Street, Greenville, South Carolina on Thursday, May 29, 1997 at 11:30 A.M., E.D.T., and at any adjournment thereof, according to the number of shares that the undersigned would be entitled to vote if then personally present upon election of Trustees, and any other proposals and matters to come before the meeting; the undersigned agrees that the said proxies and each of them may vote in accordance with their discretion on all matters which may legally come before the meeting unless authority is withheld below.

                         ELECTION OF PROPOSED TRUSTEES

Melvin K. Younts                    (  )  For   (  )  Authority Withheld
James A. Boling                     (  )  For   (  )  Authority Withheld
William J. Ables                    (  )  For   (  )  Authority Withheld
Hunter Howard, Jr.                  (  )  For   (  )  Authority Withheld
R. Riggie Ridgeway                  (  )  For   (  )  Authority Withheld
Welch M. Bostick, Jr.               (  )  For   (  )  Authority Withheld

Gary S. Thompson, Jr.               (  )  For   (  )  Authority Withheld
C. Laney Younts                     (  )  For   (  )  Authority Withheld


APPOINTMENT OF CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1997 IN ACCORDANCE WITH INFORMATION PRESENTED AT THE MEETING.

IT IS UNDERSTOOD THAT UPON THIS PROXY BEING SIGNED AND RETURNED TO THE TRUST WITHOUT INSTRUCTIONS AS TO THE ELECTION OF PROPOSED TRUSTEES AND INDEPENDENT AUDITORS, THAT IT WILL BE VOTED FOR THE NOMINEES FOR TRUSTEES AND AUDITORS AS CONTAINED IN THE PROXY STATEMENT. FURTHERMORE, IT IS UNDERSTOOD THAT THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS WHICH MAY LAWFULLY COME BEFORE THE MEETING AND WHICH ARE NOT KNOWN OR DETERMINED AT THE TIME OF MAILING OF THE NOTICE OF THE MEETING TO THE UNDERSIGNED.



---------                     ----------------------------------
DATE                          SIGN EXACTLY AS NAME PRINTED HERON


RETURN OF THIS PROXY BEFORE MAY 28, 1998 IS SOLICITED BY BOARD OF TRUSTEES